Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                             Sequiam
                                                             -------
                                               Sequiam      Software,
                                               -------      ---------
                                             Corporation       Inc.      Adjustments    Pro Forma
                                            -------------  ------------  ------------  ------------
Net sales                                   $      1,657   $         -                 $     1,657

Costs and expenses:
   General and administrative                     75,293       330,347                     405,640
   Software development costs                          -       205,831                     205,831
   Marketing and selling                               -       181,622                     181,622
   Depreciation                                    4,496        11,696                      16,192
                                            -------------------------------------------------------
                                                  79,789       729,496                     809,285
                                            -------------------------------------------------------
 Loss from operations                            (78,132)     (729,496)                   (807,628)

Interest expense                                       -         1,192                       1,192
                                            -------------------------------------------------------
 Net loss                                   $    (78,132)  $  (730,688)                $  (808,820)
                                            =======================================================

Net loss per common share:
   Basic and diluted                        $      (0.02)  $     (0.04)                $     (0.04)


Shares used in computation of net loss per
common share - Basic and Diluted               3,871,769    20,000,000      (500,000)   23,371,769

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2002


                                                             Sequiam
                                                             -------
                                               Sequiam      Software,
                                               -------      ---------
                                             Corporation       Inc.      Adjustments    Pro Forma
                                            -------------  ------------  ------------  ------------
Net sales                                   $      1,825   $    25,000                 $    26,825

Costs and expenses:
   General and administrative                     31,552        80,926                     112,478
   Depreciation                                        -         4,851                       4,851
                                            -------------------------------------------------------
                                                  31,552        85,777                     117,329
                                            -------------------------------------------------------
  Loss from operations                           (29,727)      (60,777)                    (90,504)

Interest expense                                       -           836                         836
                                            -------------------------------------------------------
  Net loss                                  $    (29,727)      (61,613)                    (91,340)
                                            =======================================================

Net loss per common share:
   Basic and diluted                        $      (0.01)  $     (0.00)                $     (0.00)

Shares used in computation of net loss per
common share -
    Basic and diluted                          4,733,000    20,000,000      (500,000)   24,233,000

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF  MARCH 31, 2002


                                                             Sequiam
                                                             -------
                                               Sequiam      Software,
                                               -------      ---------
                                             Corporation      Inc.      Adjustments    Pro Forma
                                            -------------  -----------  ------------  -----------
ASSETS
Furniture and equipment, net                $          -   $   64,946                 $   64,946
Software development costs                             -       97,545                     97,545
                                            -----------------------------------------------------
Total assets                                $          -   $  162,491              -  $  162,491


LIABILITIES AND SHAREHOLDERS' deficit
Current liabilities:
Loan from related party                     $          -   $  630,792                 $  630,792
Deferred salaries                                      -      322,000                    322,000
                                            -----------------------------------------------------
Total current liabilities                                     952,792              -     952,792

Shareholders' deficit:
Common shares                                      4,733        2,000         17,500      24,233
Paid-in capital                                  123,007            -       (123,007)          -
Deficit accumulated during the development
stage                                           (127,740)    (792,301)       105,507    (814,534)
                                            -----------------------------------------------------
Total shareholders' deficit                             -     (790,301)            -    (790,301)
                                            -----------------------------------------------------
Total liabilities and shareholders' deficit  $          -   $  162,491             -  $  162,491
                                            =====================================================

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma statements of operations combine the historical statements of operations of Sequiam Corporation (f/k/a Wedge Net Experts, Inc.) for the year ended December 31, 2001 and the three months ended March 31, 2002 with the historical statements of operations of Sequiam Software, Inc. (f/k/a Sequiam, Inc.) for the period from inception (January 23, 2001) through December 31, 2001 and the three months ended March 31, 2002. The unaudited pro forma balance sheet combines the financial position of the two companies as of March 31, 2002.

The pro forma combined financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the transaction been consummated on the dates indicated, or which may be reported in the future.

NOTE 2 - MERGER AND PRO FORMA ADJUSTMENT

Sequiam Corporation's wholly-owned subsidiary, Sequiam Acquisitions, Inc.,- merged with Sequiam, Inc. effective April 1, 2002 and Sequiam Acquisitions, Inc. survived the merger. Sequiam Acquisitions, Inc. changed its name to Sequiam Software, Inc. on May 1, 2002. The merger transaction was accounted for as a purchase of Sequiam Corporation by Sequiam, Inc. (a reverse acquisition in which Sequiam, Inc. is considered the acquirer for accounting purposes), since the shareholders of Sequiam, Inc. obtained a majority of the voting rights of Sequiam Corporation as a result of the transaction. Pursuant to the merger agreement, Sequiam Corporation issued 20,000,000 shares of common stock in exchange for all of the outstanding shares of common stock of Sequiam, Inc., consisting of 20,000,000 shares. Additionally, pursuant to the merger agreement, 500,000 shares of Sequiam Corporation's common stock were returned to treasury and cancelled.